CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Name of Issuer: INTEGRATED ARROS FUND II

      In connection with the Report on Form N-CSR/S of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  October 27, 2005

                                                /s/ Richard J. McCready
                                                    -------------------
                                                    Richard J. McCready
                                                    President, Secretary
                                                    and Director

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Name of Issuer: INTEGRATED ARROS FUND II

      In connection with the Report on Form N-CSR/S of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



 Date:  October 27, 2005

                                              /s/ Steven B. Kauff
                                                  ---------------
                                                  Steven B. Kauff
                                                  Vice President, Treasurer
                                                  and Director